UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:    October 1, 2010

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed on October 4, 2010 by InsWeb Corporation ("InsWeb”) under Items 1.01, 8.01 and 9.01.  This Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. 23.1 - Consent of Armanino McKenna LLP

Exhibit No. 99.1 -  Potrero Media Corporation audited financial statements as of December 31, 2009 and 2008 and for each of the two years in the period ended December 31, 2009 and 2008, and the unaudited financial statements as of September 30, 2010 and for each of the nine month periods ended September 30, 2010 and 2009.

Exhibit No. 99.2 - Consolidated unaudited pro forma financial information for InsWeb Corporation and Potrero Media Corporation as of September 30, 2010 and for the nine month period ended September 30, 2010 and for the year ended December 31, 2009.

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2010	INSWEB CORPORATION
(Registrant)

/s/ Kiran Rasaretnam
Kiran Rasaretnam
Chief Financial Officer